Exhibit 10.1

                            STOCK PURCHASE AGREEMENT

        This  AGREEMENT,  entered  into as of the 8th day of  August,  2007 (the
"AGREEMENT"), by and among MOYO PARTNERS, LLC, a New York limited liability company ("MOYO"), R&R BIOTECH PARTNERS, LLC, a Delaware limited liability company ("RODMAN", and together with Moyo, the "PURCHASER"), and NEWTOWN LANE MARKETING, INCORPORATED, a Delaware corporation ("SELLER" or the "COMPANY").

        WHEREAS, the Seller has authorized the sale and issuance of an aggregate of twenty two million three hundred ninety six thousand two hundred twenty nine (22,396,229) shares of Seller's common stock, $0.001 par value, ("COMMON STOCK") and five hundred (500) shares of Seller's Series A convertible preferred stock, $0.001 par value, each share convertible into seventy four thousand seventy-five and one-half (74,075.5) shares of Common Stock at the option of the holder ("Preferred Stock"; the Common Stock and Preferred Stock collectively referred to as the "SHARES"); and

        WHEREAS, the Shares (and for purposes hereinafter "Shares" shall include the shares of Common Stock issuable upon conversion of the Preferred Stock) will represent approximately ninety percent (90%) of the issued and outstanding Common Stock immediately following the Closing (as defined below); and

        WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein; and

        WHEREAS, the Seller desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Purchaser and the Seller hereby agree as follows:

                                    ARTICLE 1
                         SALE AND PURCHASE OF THE SHARES

        Section 1.1 AUTHORIZATION OF SHARES. The Seller has authorized the sale and issuance to Purchaser of the Shares.

        Section 1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined) the Seller shall issue and sell to Purchaser and Purchaser shall purchase from the Seller the Shares for an aggregate purchase price of Six Hundred Thousand Dollars ($600,000) (the "PURCHASE PRICE") in accordance with the terms set forth in Section 2.2 below.

        Section 1.3 ALLOCATION OF SHARES. The proportion of the Shares to be purchased by each Purchaser at the Closing is set forth on the signature page hereto.

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                                    ARTICLE 2
                              CLOSING AND DELIVERY

        Section 2.1 CLOSING DATE. Upon the terms and subject to the conditions set forth herein, the consummation of the purchase and sale of the Shares (the "CLOSING") shall be held at such date (the "CLOSING DATE") and time as determined at the mutual discretion of the Seller and the Purchaser; PROVIDED, HOWEVER, that the Closing shall occur no later than ten (10) business days after the conditions precedent contained in Article 7 herein have been satisfied (which the parties hereto agree shall not be later than August 31, 2007 unless extended as provided for herein). The Closing shall take place at the offices of Purchaser's Counsel, Morse Zelnick Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, or by the exchange of documents and instruments by mail, courier, telecopy and wire transfer to the extent mutually acceptable to the parties hereto.

        Section 2.2 DELIVERY AT CLOSING. At the Closing, subject to the terms and conditions hereof, the Seller shall deliver to Purchaser certificates representing the Shares to be purchased at the Closing by Purchaser, against payment of the Purchase Price by check or wire transfer made payable at the time of Closing.

        Section 2.3 APPLICATION OF CLOSING PROCEEDS. The Purchase Price shall be applied by the Seller in reduction of the outstanding balance under the Company's convertible promissory notes in the original principal amount of $960,000 issued in December 2005 (the "DECEMBER NOTES"). Such application in conjunction with the partial conversion contemplated by Section 5.3 hereof and principal reduction contemplated by Section 5.4 hereof shall result in the full satisfaction of any outstanding indebtedness owed under the December Notes.

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

        Except as set forth under the corresponding section of the Seller's disclosure schedules (the "SELLER DISCLOSURE SCHEDULES") attached hereto as EXHIBIT A, which Seller Disclosure Schedules shall be deemed a part hereof, Seller hereby represents and warrants to the Purchaser that:

        Section 3.1 EXISTENCE AND POWER. Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all corporate powers and all governmental licenses, authorizations, permits, consents and approvals required to carry on its business as now conducted, except where a failure to so possess would not result in a Material Adverse Effect (as defined herein) upon Seller. Seller has
heretofore   delivered  to  the  Purchaser  true  and  complete  copies  of  its
Certificate of Incorporation, as amended, and By-laws, each as currently in effect.

        Section 3.2 AUTHORIZATION; NO AGREEMENTS. Subject to the satisfaction of the terms and conditions set forth herein, the execution, delivery and performance by Seller of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated hereby are within the Seller's powers. This Agreement has been duly and validly executed and delivered by the Seller and is a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms. The execution, delivery and performance by the Seller of this Agreement does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Seller. The Seller is not a party to any agreement, written or


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


oral, creating rights in respect of any of such Shares in any third party or relating to the voting of the Shares. Seller is not a party to any outstanding or authorized options, warrants, rights, calls, commitments, conversion rights, rights of exchange or other agreements of any character, contingent or otherwise, providing for the purchase, issuance or sale of any of the Shares, and there are no restrictions of any kind on the transfer of any of the Shares other than (a) restrictions on transfer imposed by the Securities Act of 1933, as amended (the "SECURITIES ACT") and (b) restrictions on transfer imposed by applicable state securities or "blue sky" laws.

        Section 3.3   CAPITALIZATION.

        (a) The authorized capital stock of the Company consists of 29,000,000 shares of Common Stock and 1,000,000 shares of preferred stock with a $0.001 par value; there are 6,603,771 shares of Common Stock and no shares of Preferred Stock issued and outstanding as of the Closing Date, and there are approximately 55 shareholders of record holding the Common Stock. All of the issued and outstanding shares of capital stock of the Seller have been duly authorized and validly issued and are fully paid and nonassessable. All of the issued and outstanding shares of capital stock of the Seller have been offered, issued and sold by the Seller in compliance with all applicable federal and state securities laws. No securities of the Seller are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated hereby. Except as a result of the purchase and sale of the Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Seller is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Shares will not obligate the Seller to issue shares of Common Stock, Preferred Stock or other securities to any Person (other than the Purchaser) and shall not result in a right of any holder of Seller securities to adjust the exercise, conversion, exchange or reset price under such securities.

        (b) There are no outstanding obligations, contingent or otherwise, of Seller to redeem, purchase or otherwise acquire any capital stock or other securities of Seller.

        (c) There are no shareholder agreements, voting trusts or other agreements or understandings to which Seller is a party or by which it is bound relating to the voting of any shares of the capital stock of Seller.

        (d) Subject to the satisfaction of the terms and conditions set forth herein, the Shares shall be duly authorized for issuance, when delivered in accordance with the terms of this Agreement, and shall be validly issued, fully paid and non-assessable and the sale thereof shall not be subject to any preemptive or other similar right.

        Section 3.4 SUBSIDIARIES. Seller has no subsidiaries and does not own or control, directly or indirectly, any shares of capital stock of any other corporation or any interest in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

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        Section 3.5   FINANCIAL STATEMENTS.

        a) SEC REPORTS; FINANCIAL STATEMENTS. The Seller has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), including pursuant to
Section 13(a) or 15(d) thereof, since January 1, 2006 (the foregoing materials being collectively referred to herein as the "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Seller has identified and made available to the Purchaser a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Seller included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Seller and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments.

        (b) Except as set forth in its Form 10-KSB for the fiscal year ended March 31, 2007: (i) Seller has not been engaged in any business activity since its inception; (ii) there has been no event, occurrence or development that has had or that is reasonably expected to result in a Material Adverse Effect; (iii) the Seller has not incurred any material liabilities outside the ordinary course of business (contingent or otherwise) or amended of any material term of any outstanding security; (iv) the Seller has not altered its method of accounting or the identity of its auditors; (v) the Seller has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; (vi) the Seller has not issued any equity securities to any officer, director or Affiliate of the Seller; (vii) the Seller has not made any loan, advance or capital contributions to or investment in any Person; (viii) the Seller has not entered into any transaction or commitment made, or any contract or agreement entered into, relating to its business or any of its assets (including the acquisition or disposition of, or creation of a lien on, any assets) or any relinquishment by Seller of any contract or other right; (ix) the Seller has not granted any severance or termination pay to any current or former director, officer or employee of Seller, or increased the benefits payable under any existing severance or termination pay policies or employment agreements or entered into any employment, deferred compensation or other similar agreement (or any amendment to any such existing agreement) with any current or former director, officer or employee of Seller; (x) the Seller has not established, adopted or amended (except as required by applicable law) any collective bargaining, bonus, profit sharing, thrift, pension, retirement, deferred compensation, compensation, stock option, restricted stock or other benefit plan or arrangement covering any current or former director, officer or employee of Seller; (xi) the Seller has not increased the compensation, bonus or other benefits payable or otherwise made available to any current or former director, officer or employee of Seller; and (xii) the Seller has not made any tax election or any settlement or compromise of any tax liability, in either case that

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is material to Seller or entered into any  transaction  by the Seller not in the ordinary course of business.

        Section 3.6 NO LIABILITIES OR DEBTS. As of the Closing Date, after giving effect to the application of the proceeds as contemplated hereby, there will be no liabilities or debts of Seller (including the December Notes) of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there will be no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability or debt, except for accrued franchise taxes. As of the Closing Date, the Seller will not be a guarantor of any indebtedness of any other person, firm or corporation.

        Section 3.7 LITIGATION. There is no action, suit, investigation, audit or proceeding pending against, or to the best knowledge of Seller threatened against or affecting, Seller or any of its assets or properties before any court or arbitrator or any governmental body, agency or official. The Seller is not subject to any outstanding judgment, order or decree. Neither the Seller, nor, to the knowledge of the Seller, any officer, key employee or 5% stockholder of the Seller in his, her or its capacity as such, is in default with respect to any order, writ, injunction, decree, ruling or decision of any court, commission, board or any other government agency. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Seller under the Exchange Act or the Securities Act.

        Section 3.8 TAXES. Seller has: (i) timely filed with the appropriate taxing authorities all tax returns required to be filed by or with respect to its business, or are properly on extension and all such duly filed tax returns are true, correct and complete in all material respects; and (ii) timely paid in full or made adequate provisions for on its balance sheet (in accordance with GAAP) all Taxes shown to be due on such tax returns. There are no liens for taxes upon the assets of Seller except for statutory liens for current taxes not yet due and payable or which may thereafter be paid without penalty or are being contested in good faith. Seller has not received any notice of audit, is not undergoing any audit of its tax returns, or has received any notice of deficiency or assessment from any taxing authority with respect to liability for taxes which has not been fully paid or finally settled. There have been no waivers of statutes of limitations by Seller with respect to any tax returns. Seller has not filed a request with the Internal Revenue Service for changes in accounting methods within the last three years which change would effect the accounting for tax purposes, directly or indirectly, of its business. Seller has not executed an extension or waiver of any statute of limitations on the assessment or collection of any taxes due (excluding such statutes that relate to years currently under examination by the Internal Revenue Service or other applicable taxing authorities) that is currently in effect.

        Section 3.9 INTERNAL ACCOUNTING CONTROLS; SARBANES-OXLEY ACT OF 2002. The Seller is in compliance with the requirements of the Sarbanes-Oxley Act of 2002 applicable to it as of the date hereof. The Seller maintains a system of internal accounting controls sufficient to provide reasonable assurance that:
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Seller has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Seller and designed such disclosures controls and procedures to ensure that material information relating to

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the Seller,  is made known to the  certifying  officers by others  within  those entities, particularly during the period in which the Seller's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Seller's certifying officers have evaluated the effectiveness of the Seller's controls and procedures as of the date of its most recently filed periodic report (such date, the "EVALUATION DATE"). The Seller presented in its most recently filed periodic report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Seller's internal controls over financial reporting (as such phrase is defined in Item 308 of Regulation S-B under the Exchange Act) or, to the Seller's knowledge, in other factors that could significantly affect the Seller's internal controls over financial reporting. Seller's auditors, at all relevant times, have been duly registered in good standing with the Public Seller Accounting Oversight Board.

        Section 3.10 SOLVENCY; INDEBTEDNESS. Assuming satisfaction of the terms and conditions set forth herein, based on the financial condition of the Seller as of the Closing Date, the fair saleable value of the Seller's assets exceeds the amount that will be required to be paid on or in respect of the Seller's existing debts and other liabilities (including known contingent liabilities) as they mature. The Seller does not intend to incur debts beyond its ability to pay such debts as they mature. The Seller has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. The SEC Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Seller, or for which the Seller has commitments. The Seller is not in default with respect to any Indebtedness. At the Closing, there will be no outstanding liabilities, obligations or indebtedness of the Seller whatsoever.

        Section 3.11 NO BROKERS. Seller has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and Seller has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder's fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.

        Section 3.12 DISCLOSURE. All disclosure provided to the Purchaser regarding the Seller, its business and the transactions contemplated hereby, including the Seller Disclosure Schedules to this Agreement, furnished by or on behalf of the Seller with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Seller acknowledges and agrees that the Purchaser has not made, nor is the Purchaser making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

        Section 3.13 NO DISAGREEMENTS WITH ACCOUNTANTS AND LAWYERS. There are no disagreements of any kind presently existing, or reasonably anticipated by the Seller to arise, between the accountants, and lawyers formerly or presently employed by the Seller and the Seller is current with respect to any fees owed to its accountants and lawyers.

        Section 3.14 NO CONFLICTS. Subject to the satisfaction of the terms and conditions set forth herein, the execution, delivery and performance of this Agreement and the transactions contemplated hereby do not and will not: (i)
conflict with or violate any provision of the Seller's Certificate or Certificate of Incorporation, By-laws or other organizational or charter documents; or (ii) conflict

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with,  or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Seller debt or otherwise) or other understanding to which the Seller is a party or by which any property or asset of the Seller is bound or affected; or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Seller is subject (including federal and state securities laws and regulations), or by which any property or asset of the Seller is bound or affected.

        Section 3.15 FILINGS, CONSENTS AND APPROVALS. Seller is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance of this Agreement.

        Section 3.16 COMPLIANCE. To the knowledge of the Seller, the Seller: (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Seller under), nor has the Seller received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived); (ii) is not in violation of any order of any court, arbitrator or governmental body; and (iii) is not and has not been in violation of any statute, rule or regulation of any governmental authority.

        Section 3.17 TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as required to be set forth in the SEC Reports, and except for amounts to be paid out of the proceeds hereof or cash on hand of the Company, none of the officers or directors of the Seller and, to the knowledge of the Seller, none of the Affiliates or employees of the Seller is presently a party to any transaction with the Seller (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Seller, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

        Section 3.18 ASSETS. Except as set forth in the SEC Reports, the Seller has no material assets including, without limitation, goodwill, real property, tangible personal property, intangible personal property, rights and benefits under contracts, and cash. All Seller leases for real or personal property are in good standing, valid and effective in accordance with their respective terms, and there is not under any of such leases, any existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a material default).

        Section 3.19 INVESTMENT COMPANY/INVESTMENT ADVISOR. The business of the Seller does not require it to be registered as an investment company or investment advisor, as such terms are defined under the Investment Company Act and the Investment Advisors Act of 1940.

        Section 3.20 ENVIRONMENTAL MATTERS. The Seller has materially complied with all applicable Environmental Laws (as defined below). There is no pending or threatened civil or criminal litigation, written notice of violation, formal administrative proceeding or investigation, inquiry or information request by any Government Entity relating to any Environmental Law involving the Seller.

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        Section 3.21  QUOTATION  ON THE OTCBB.  The Common Stock is approved for quotation and/or listing on the Over-The-Counter Bulletin Board (the "OTCBB") and the Seller has and continues to satisfy all of the requirements of the OTCBB for such listing and for the quotation and trading of its Common Stock thereunder. Seller has not been informed, nor does it have knowledge, that the NASD or any other applicable regulatory agency has or is reasonably anticipated to take action to cause the Seller's Common Stock to cease being quoted on the OTCBB.


                                    ARTICLE 4
                        REPRESENTATIONS OF THE PURCHASER

        Each Purchaser represents and warrants to the Seller, as follows:

        Section 4.1 EXECUTION AND DELIVERY. The execution, delivery and performance by the Purchaser of this Agreement is within the Purchaser's powers and does not violate any contractual restriction contained in any agreement which binds or affects or purports to bind or affect the Purchaser. Purchaser's financial resources are sufficient to enable it to purchase the Shares upon the satisfaction of the terms and conditions set forth herein, and Purchaser has provided Seller with such evidence thereof as was reasonably requested by Seller.

        Section 4.2 BINDING EFFECT. This Agreement, when executed and delivered by the Purchaser shall be irrevocable and will constitute the legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, moratorium and other laws of general application affecting enforcement of creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

        Section 4.3 INVESTMENT PURPOSE. The Purchaser hereby represents that he/it is purchasing the Shares for his/its own account, with the intention of holding the Shares, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Shares, and shall not make any sale, transfer, or pledge thereof without registration under the Securities Act and any applicable securities laws of any state unless an exemption from registration is available under those laws. The Shares delivered to Purchaser shall bear a restrictive legend indicating that they have not been registered under the Securities Act of 1933 and are "restricted securities" as that term is defined in Rule 144 under the Act.

        Section 4.4 INVESTMENT REPRESENTATION. The Purchaser represents that he/it has adequate means of providing for his/its current needs and has no need for liquidity in this investment in the Shares. Purchaser represents that he/it is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. Purchaser has no reason to anticipate any material change in its financial condition for the foreseeable future. Purchaser is financially able to bear the economic risk of this investment, including the ability to hold the Shares indefinitely or to afford a complete loss of his, her or its investment in the Shares.

        Section 4.5 INVESTMENT EXPERIENCE. The Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares.

        Section 4.6 OPPORTUNITY TO ASK QUESTIONS. The Purchaser has had a full and fair opportunity to make inquiries about the terms and conditions of this Agreement, to discuss the same and all related matters with his own independent counsel, his own accountants and tax advisers. The Purchaser has been given the opportunity to ask questions of, and receive answers from Seller concerning the terms and conditions of this Agreement and to obtain such additional written information about Seller to the extent Seller possesses such information or can acquire it without unreasonable effort or expense. Notwithstanding the foregoing, Purchaser has had the opportunity to conduct its own independent investigation. The Purchaser acknowledges and agrees that the Seller has not made, nor is the Seller making, any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth herein.

        Section 4.7 BROKERS. Purchaser has not retained any broker or finder in connection with any of the transactions contemplated by this Agreement, and Purchaser has not incurred or agreed to pay, or taken any other action that would entitle any Person to receive, any brokerage fee, finder's fee or other similar fee or commission with respect to any of the transactions contemplated by this Agreement.

                                    ARTICLE 5
                            COVENANTS OF THE COMPANY

        Section 5.1 PUBLIC SELLER STATUS. The Seller shall make any and all required filings under the Exchange Act so that it remains a reporting company under the Exchange Act and so that its Common Stock continues to be a publicly-traded security. The Seller shall, to the best of its ability, take all action necessary to insure that its Common Stock continues to be quoted on the OTCBB.

        Section 5.2 PIGGY-BACK REGISTRATION. If at any time following the Closing Date, the Seller shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (a "REGISTRATION STATEMENT"), other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act), then the Seller shall send to Purchaser a written notice of such determination and, if within fifteen (15) days after the date of such notice, Purchaser shall so request in writing, the Seller shall include in such Registration Statement, for any subsequent registration statement, all or any part of such Shares. If the Registration Statement is being filed pursuant to a third-party written agreement obligating the Seller to file such Registration Statement, then any Purchaser requesting to be included in such Registration Statement shall be entitled to receive all notices and documents sent by the Seller to the third-party whose securities are being registered pursuant to such Registration Agreement.

        Section 5.3 CONVERSION OF DEBT. On or before the Closing Date, holders of the December Notes shall have converted $335,000 of the outstanding principal, and $144,841 of the accrued interest as of June 30, 2007 thereunder into 1,370,987 shares of Sellers Common Stock (the "DECEMBER NOTE CONVERSION") which together with the payment described in Sections 2.3 above and 5.4 below shall result in the full satisfaction to such holders of any and all indebtedness outstanding under the December Notes.

        Section 5.4 REPAYMENT OF DEBT AND OBLIGATIONS. On or before the Closing Date, the Seller shall satisfy all of its liabilities and obligations, including any incremental amounts due under the December Notes incremental to the amounts contemplated by Sections 2.3 and 5.3, such that Seller shall have no liabilities or obligations as of the Closing Date.

        Section 5.5 CORPORATE BOOKS AND RECORDS. At least two business days prior to the Closing Date, Seller shall deliver to counsel for the Purchaser the original minute books and corporate records of the Seller, which books and records shall be true, complete and correct.


                                    ARTICLE 6
                            COVENANTS OF THE PARTIES

        The parties hereto agree that:

        Section 6.1 PUBLIC ANNOUNCEMENTS. Except as required by applicable law, the Seller and the Purchaser shall consult with each other before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby and will not issue any such press release or make any such public statement prior to such consultation and without the consent of the other parties.

        Section 6.2 NOTICES OF CERTAIN EVENTS. In addition to any other notice required to be given by the terms of this Agreement, each of the parties shall promptly notify the other party hereto of:

        (a) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with any of the transactions contemplated by this Agreement;

        (b) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and

        (c) any actions, suits, claims, investigations or proceedings commenced or, to its knowledge threatened against, relating to or involving or otherwise affecting such party that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to Section 3 or Section 4 (as the case may be) or that relate to the consummation of the transactions contemplated by this Agreement.

        Section 6.3 ACCESS TO INFORMATION. Following the date hereof, until consummation of all transactions contemplated hereby, the Seller shall give to the Purchaser, their counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information as the Purchaser and his representatives may reasonably request.

        Section 6.4 PROXY STATEMENT. If deemed advisable by the Seller and its counsel, Purchaser will cooperate with Seller in preparing the Proxy Statement and will promptly and timely provide all information (including, without limitation, any applicable information required by Rule 14f-1 promulgated under the Exchange Act) relating to its business or operations necessary for inclusion in the Proxy Statement to satisfy all requirements of applicable state and Federal securities laws and regulations. The Purchaser shall be solely responsible for any statement, information or omission in the Proxy Statement relating to it or its Affiliates based upon written information furnished by it for inclusion in the Proxy Statement. Seller will use its commercially reasonable best efforts to cause the Proxy Statement to be filed with the SEC as soon as practicable following the execution of this Agreement.

        Section 6.5 SELLER'S BUSINESS. Except for payments made out of the proceeds hereof or cash on hand of the Company, or as contemplated by this Agreement Seller will not, without the prior written consent of Purchaser, (i) make any material change in the type or nature of its business, or in the nature of its operations, (ii) create or suffer to exist any debt, other than that currently shown in the SEC Reports, (iii) issue any capital stock or (iv) enter into any new agreements of any kind or undertake any new obligations or liabilities.

        Section 6.6 CONSENTS OF THIRD PARTIES. Each of the Parties will give any notices to third parties, and will use its reasonable best efforts to obtain any third party consents, that the other Parties reasonably may request in connection with this Agreement. Each of the Parties will give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters in this Agreement.

        Section 6.7 INDEMNIFICATION OF OFFICERS AND DIRECTOR. All rights to indemnification existing in favor of those persons who are directors and officers of the Seller as of the date of this Agreement (the "Indemnified Persons") for their acts and omissions occurring prior to the Closing, as provided in the Seller's Certificate of Incorporation and Bylaws (each as in effect as of the date of this Agreement), shall survive the Closing and Seller shall, and the Purchaser shall cause the Seller to, continue to provide such indemnification to the fullest extent permitted by Delaware law.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

        Section 7.1 CONDITIONS OF OBLIGATIONS OF THE PURCHASER. The obligations of the Purchaser are subject to the satisfaction of the following conditions, any or all of which may be waived in whole or in part by Purchaser:

        (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, as if made on and as of such date.

        (b) COMPLIANCE CERTIFICATE. The Chief Executive Officer of Seller shall deliver to the Purchaser at the Closing a certificate certifying: (i) that there has been no material adverse change in the business, affairs, prospects, operations, properties, assets or conditions of the Seller since the date of this Agreement; (ii) that attached thereto is a true and complete copy of Seller's Certificate of Incorporation, as amended, as in effect at the Closing;
(iii) that attached thereto is a true and complete copy of its By-laws as in effect at the Closing; and (iv) each of the representations and warranties of the Seller set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

        (c) GOOD STANDING CERTIFICATE. The Seller shall have furnished the Purchaser with good standing and existence certificates for Seller from the State of Delaware.

        (d) CERTIFIED LIST OF RECORD HOLDERS. The Purchaser shall have received a current certified list from the Seller's transfer agent of the holders of record of Seller's Common Stock.

        (e)     BOARD  OF  DIRECTORS  RESOLUTIONS.   The  Purchaser  shall  have
received executed resolutions of the Board of Directors of Seller approving this Agreement and the transactions contemplated herein.

        (f) PERFORMANCE. The Seller shall have materially performed and materially complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

        (g) RESIGNATION OF OFFICERS AND DIRECTORS. The officers and directors of Seller shall have resigned from such positions effective immediately prior to Closing, and Purchaser's designees for such positions shall have been duly appointed; provided, however, one of the current directors of the Seller shall remain in office until the expiration of ten days after Seller files with the Commission, and mails to its stockholders of record, an Information Statement pursuant to Rule 14f-1 of the Exchange Act.

        (h) DECEMBER NOTE CONVERSION. On or before the Closing Date, Seller shall have completed the December Note Conversion.

        (i) NO INJUNCTION. There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over Seller that prohibits the sale of the Shares to Purchaser.

        (j) LEGAL OPINION. Seller shall deliver an opinion of counsel to the Seller to the effect that the Shares, upon delivery to the Purchasers, will be duly authorized, validly issued, fully paid and non-assessable.

        (k) CORPORATE BOOKS. The Purchaser shall have received the books and records of the Seller as contemplated by Section 5.5 hereof.

        Section 7.2 CONDITIONS OF OBLIGATIONS OF THE SELLER. The obligations of the Seller to effect the sale of the Shares are subject to the following conditions, any or all of which may be waived in whole or in part by the Seller:

        (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date.

        (b) COMPLIANCE CERTIFICATE. An authorized officer of the Purchaser, if not an individual, and Purchaser that is an individual, shall each deliver to the Seller at the Closing a certificate certifying each of the representations and warranties of such Purchaser set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date.

        (c) PERFORMANCE. The Purchaser shall have materially performed and materially complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it or him on or before the Closing.

        (d) NO INJUNCTION. There shall not be in effect, at the Closing Date, any injunction or other binding order of any court or other tribunal having jurisdiction over Seller that prohibits the sale of the Shares to Purchaser.


                                    ARTICLE 8
                                   TERMINATION

        Section 8.1 TERMINATION. This Agreement may be terminated and the purchase and sale of the Shares may be abandoned at any time prior to the
Closing:

        (a)     by mutual written consent of the parties hereto;

        (b) by either the Seller or the Purchaser if the Closing shall not have occurred on or before August 31, 2007 (unless the failure to consummate the transactions by such date shall be due to the action or failure to act of the party seeking to terminate this Agreement);

        (c) by the Purchaser if: (i) Seller shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by Seller, which breach is not cured within ten (10) days if capable of cure; or
(ii) any representations and warranties of Seller contained in this Agreement shall have been materially false when made or on and as of the Closing Date as if made on and as of Closing Date (except to the extent it relates to a particular date); or

        (d) by Seller if: (i) the Purchaser shall have failed to timely comply in any material respect with any of the covenants, conditions, terms or agreements contained in this Agreement to be complied with or performed by it, which breach is not cured within ten (10) days if capable of cure; or (ii) any representations and warranties of the Purchaser contained in this Agreement shall have been materially false when made or on and as of the Closing Date.

        Section 8.2 EFFECT OF TERMINATION. In the event of the termination of this Agreement pursuant to this Article 8, all further obligations of the parties under this Agreement shall forthwith be terminated without any further liability of any party to the other parties; provided, however, that nothing contained in this Section 8.2 shall relieve any party from liability for any breach of this Agreement. Upon termination of this Agreement for any reason, Purchaser shall promptly cause to be returned to Seller all documents and information obtained in connection with this Agreement and the transactions contemplated by this Agreement and all documents and information obtained in connection with Purchaser's investigation of the Seller's business, operations and legal affairs, including any copies made by Purchaser of any such documents or information.

        Section 8.3   INDEMNIFICATION

        (a) The Seller and certain principal shareholders and officers listed on SCHEDULE 8.3 hereof, shall indemnify and hold the Purchaser harmless, and shall reimburse Purchasers for, any loss, liability, claim, damage, expense (including, but not limited to, reasonable cost of investigation and defense and reasonable attorneys' fees) or diminution of value (collectively,

"DAMAGES") arising from or in connection with: (i) any inaccuracy in any of the representations and warranties of the Seller pursuant to this Agreement or in any certificate delivered by the Sellers pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty; or (ii) any failure by the Seller to perform or comply with any provision of this Agreement. Notwithstanding any other provision stating or implying otherwise and notwithstanding the generality of the above, the amount of Damages which the Seller may be obligated to pay or reimburse the Purchaser pursuant to the breach or non-performance of the provisions of this Agreement by the Seller or of any of the transactions contemplated hereby, shall be capped at $250,000, regardless of the severity of the egregious nature of the breach or non-performance. This maximum amount of indemnified Damages is calculated as the Purchase Price, plus the costs and expenses incurred by Purchaser in connection with the transactions contemplated by this Agreement.

        (b) Purchaser shall indemnify and hold the Seller harmless, and shall reimburse Seller for any Damages arising from: (i) any inaccuracy in any of the representations and warranties of Purchaser in this Agreement or in any certificate delivered by the Purchaser pursuant to this Agreement, or any actions, omissions or states of facts inconsistent with any such representation or warranty; or (ii) any failure by the Purchaser to perform or comply with any provision of this Agreement.

        Section 8.4 PROCEDURE FOR INDEMNIFICATION. Promptly after receipt by an indemnified party of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give notice to the indemnifying party of the commencement thereof, but the failure so to notify the indemnifying party shall not relieve it of any liability that it may have to any indemnified party except to the extent the defense of such action by the indemnifying party is prejudiced thereby. In case any such action shall be brought against an indemnified party and it shall give notice to the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, to assume the defense thereof with counsel reasonable satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any fees of other counsel or any other expenses, in each case subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation, If an indemnifying party assume the defense of such an action: (a) no compromise or settlement thereof may be effected by the indemnifying party without the indemnified party's consent (which shall not be unreasonable withheld) unless: (i) there is no finding or admission of any violation of law or any violation of the rights of any person which is not fully remedied by the payment referred to in clause;
(ii) no adverse effect on any other claims that may be made against the indemnified party; and (ii) the sole relief provided is monetary damages that are paid in full by the indemnifying party; (b) the indemnifying party shall have no liability with respect to any compromise or settlement thereof effected without its consent (which shall not be reasonably withheld); and (c) the indemnified party will reasonably cooperate with the indemnifying party in the defense of such action. If notice is given to an indemnifying party of the commencement of any action and it does not, within fifteen days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense thereof, the indemnifying party shall be bound by any determination made in such action or any compromise or settlement thereof effected by the indemnified party.

Notwithstanding the foregoing, if an indemnified party determined in good faith that there is a reasonable probability that an action may materially and adversely affect it or its affiliated other than as a result of monetary damages, such indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise or settle such action, but the indemnifying party shall not be bound by any determination of an action so defended or any compromise or settlement thereof effected without its consent (which shall not be unreasonably withheld).


                                    ARTICLE 9
                                  MISCELLANEOUS

        Section 9.1 NOTICES. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail, postage prepaid, if to Purchasers:
-----------------

                Moyo Partners, LLC
                c/o Arnold P. Kling, Esq.
                712 Fifth Avenue
                11th Floor
                New York, NY 10019
                Fax: 212-713-1818

and:            R & R Biotech Partners LLC
                1270 Avenue of Americas - 16th Floor
                New York, N.Y. 10020
                Attn: Thomas G. Pinou, Chief Financial Officer
                Fax: 212-356-0536

                WITH A COPY TO:

                Kenneth S. Rose, Esq.
                Morse, Zelnick, Rose and Lander, LLP
                405 Park Avenue, Suite 1401
                New York, New York, 10022
                Fax: 212-838-9190

if to Seller:
-------------

                Newport Lane Marketing, Incorporated
                c/o Eaton & Van Winkle LLP
                3 Park Avenue - 16th Floor
                New York, New York 10016
                Fax: (212)779-9928
                Attn: Vincent J. McGill
                with a copy to:
                ---------------

                Vincent J. McGill, Esq.
                Eaton and Van Winkle LLP
                3 Park Avenue- 16th Floor
                New York, New York 10016
                Fax: (212)779-9928

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or telecopied or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

        Section 9.2   AMENDMENTS; NO WAIVERS.

        (a) Any provision of this Agreement with respect to transactions contemplated hereby may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by the Seller and Purchaser; or in the case of a waiver, by the party against whom the waiver is to be effective.

        (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        Section 9.3 FEES AND EXPENSES. All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        Section 9.4 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that Purchaser shall have the right to assign this Agreement to an affiliate or assignee of Purchaser reasonably acceptable to Seller and no other party hereto may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto, but any such transfer or assignment will not relieve the appropriate party of its obligations hereunder.

        Section 9.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

        Section 9.6 JURISDICTION. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may be brought in any federal or state court located in New

York, New York, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 9.1 shall be deemed effective service of process on such party. Each party hereto (including its affiliates, agents, officers, directors and employees) hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

        Section 9.7 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. No provision of this Agreement is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

        Section 9.8 ENTIRE AGREEMENT. This Agreement and the Exhibits and Schedules hereto constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

        Section 9.9 CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

        Section 9.10 SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any parties. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

        Section 9.11 SPECIFIC PERFORMANCE. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof in addition to any other remedy to which they are entitled at law or in equity.

        Section 9.12  DEFINITION AND USAGE.

        For purposes of this Agreement:

                "AFFILIATE" means, with respect to any Person, any other Person, directly or indirectly controlling, controlled by, or under common control with such Person.

                "ENVIRONMENTAL LAW" shall mean any federal,  state or local law, statute, rule or regulation or the common law relating to the environment or occupational health and safety, including any statute, regulation, administrative decision or order pertaining to: (i) treatment, storage, disposal, generation and transportation of industrial, toxic or hazardous materials or substances or solid or hazardous waste; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release or threatened release into the environment of industrial, toxic or hazardous materials or substances, or solid or hazardous waste, including emissions, discharges, injections, spills, escapes or dumping of pollutants, contaminants or chemicals; (v) the protection of wild life, marine life, and wetlands, including all endangered and threatened species; (vi) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; (vii) health and safety of employees and other persons; and (viii) manufacturing, processing, using, distributing, treating, storing, disposing, transporting, or handling of materials regulated under any law as pollutants, contaminants, toxic or hazardous materials or substances or oil or petroleum products or solid or hazardous waste. As used above, the terms "release" and "environment" shall have the meaning set forth in the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (CERCLA).

                "INDEBTEDNESS" shall mean (a) any liabilities for borrowed money or amounts owed, (b) all guaranties, endorsements and other contingent obligations, whether or not the same are or should be reflected in the Seller's balance sheet or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (c) the present value of any lease payments under leases required to be capitalized in accordance with GAAP.

                "MATERIAL ADVERSE EFFECT" means any effect or change that is or would reasonably be expected to be materially adverse to the business, operations, assets, condition (financial or otherwise) or results of operations of the Seller and any of its subsidiaries, taken as a whole; other than as a result of anything disclosed in the Seller Disclosure Schedule.

                "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                "TAXES" means any and all federal, state, local, foreign or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any taxing authority, including, without limitation, taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth, and taxes or other charges in the nature of excise, withholding, ad valorem or value added.

        Section 9.13 EXPIRATION OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All covenants, representations and warranties set forth in this Agreement shall terminate and expire, and shall cease to be of any force or effect, on and after the second anniversary of the Closing Date.

                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

                  [SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

        IN WITNESS WHEREOF, Purchaser and Seller have caused this Stock Purchase Agreement to be executed as of as of the day and year first above written.

SELLER:

NEWTOWN LANE MARKETING, INCORPORATED


/s/ Richard M. Cohen
--------------------
Richard M. Cohen
Chief Executive Officer and Director

SELLER INDEMNITORS:

/s/ Richard M. Cohen
--------------------
Richard M. Cohen


/s/ Vincent J. McGill
---------------------
Vincent J. McGill


PURCHASERS:                                      PORTION OF THE PURCHASED SHARES

MOYO PARTNERS, LLC                                        20%


By: /s/ ARNOLD P. KLING
    ------------------------------------------
      Arnold P. Kling, Managing Member

R&R BIOTECH PARTNERS, LLC                                 80%


By: /s/ THOMAS G. PINOU
    ------------------------------------------
      Thomas G. Pinou, Chief Financial Officer

                                  SCHEDULE 8.3
                                  ------------

                               SELLER INDEMNITORS
                               ------------------

Richard M. Cohen
Vincent J. McGill